Exhibit 32.2
Certification Pursuant To 18 U.S.C. Section 1350 By The Chief Financial Officer,
As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.
I, Michael J. Short, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-K of Toys “R” Us, Inc. (the “Company”) for the annual period ended January 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 24, 2016

/s/ Michael J. Short
Michael J. Short
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)